November 8, 2011

STRATEGIC FUNDS, INC.

- DREYFUS SELECT MANAGERS LARGE CAP GROWTH FUND

Supplement to Summary Prospectus and Statutory Prospectus

each dated October 1, 2011

            The Board of Directors of Strategic Funds, Inc. has approved the liquidation of Dreyfus Select Managers Large Cap Growth Fund (the “Fund”), effective on or about December 13, 2011 (the “Liquidation Date”).  Accordingly, effective on or about November 22, 2011, no new or subsequent investments in the Fund will be permitted, except that participants in group retirement plans (and their successor plans) will continue to be able to invest in the Fund, if the Fund was established as an investment option under the plans before November 22, 2011, and investments made pursuant to the Fund’s automatic investment plans will continue, until the Fund is liquidated.

            In addition, effective on or about November 22, 2011, the contingent deferred sales charge applicable to redemptions of

Class C shares and certain Class A shares of the Fund will be waived on any redemption of such Fund shares.

            Fund shares held on the Liquidation Date in Dreyfus-sponsored Individual Retirement Accounts (“IRAs”) and Dreyfus-sponsored retirement plans will be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (“DWWD”), except that Fund shares held on the Liquidation Date in Dreyfus-sponsored 403(b)(7) plans will be exchanged for Class 1 shares of Dreyfus Liquid Assets, Inc. (“DLA”), to avoid penalties that may be imposed on holders of IRAs and retirement plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of DWWD or DLA by calling 1-800-DREYFUS.